EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                     Chapter 11
                                                     Case No.:  02 B 02474
                                                     Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                        MONTHLY OPERATING REPORT FOR THE
                  PERIOD SEPTEMBER 26, 2002 TO OCTOBER 30, 2002
        AND THE IMPACT OF RESTATEMENT ON PRIOR MONTHLY OPERATING REPORTS

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: December 23, 2002

                           KMART CORPORATION, ET AL.



                           /s/ A. A. Koch
                           ---------------------------------------
                           A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FIVE-WEEK PERIOD ENDED OCTOBER 30, 2002

I.   Kmart Corporation Unaudited Consolidated Financial Statements
   A. Consolidated Statement of Operations for the five and thirty-nine week periods ended October 30, 2002
   B.  Consolidated Balance Sheet as of October 30, 2002
   C. Consolidated Statement of Cash Flows for the five and thirty-nine week periods ended October 30, 2002
   D.  Cash Receipts and Disbursements for the five-week period ended
       October 30, 2002
   E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through October 30, 2002
   F.  Notes to Unaudited Consolidated Financial Statements


II.  Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ millions)


                                                                   FIVE-WEEK                      THIRTY-NINE-WEEK
                                                                  PERIOD ENDED                      PERIOD ENDED
                                                                  OCTOBER 30,                       OCTOBER 30,
                                                                      2002                              2002
                                                             -----------------------           -----------------------
SALES                                                         $               2,670             $              21,887

Cost of sales, buying & occupancy                                             2,193                            18,811
                                                             -----------------------           -----------------------

GROSS MARGIN                                                                    477                             3,076

Selling, general and administrative expenses                                    553                             4,870
                                                             -----------------------           -----------------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION ITEMS, NET                                                    (76)                           (1,794)

Reorganization items, net                                                       (26)                              278
                                                             -----------------------           -----------------------

LOSS BEFORE INTEREST AND INCOME TAXES                                           (50)                           (2,072)

Net interest expense                                                             17                               102
Income taxes                                                                     (8)                              (19)
                                                             -----------------------           -----------------------

CONTINUING NET LOSS                                                             (59)                           (2,155)

Discontinued operations, net                                                      6                               (37)
                                                             -----------------------           -----------------------

NET LOSS                                                      $                 (65)            $              (2,118)
                                                             =======================           =======================

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                              OCTOBER 30,
                                                                                                  2002
                                                                                           -------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                                $              381
  Merchandise inventories                                                                               6,330
  Other current assets                                                                                    687
                                                                                           -------------------
TOTAL CURRENT ASSETS                                                                                    7,398

  Property and equipment, net                                                                           5,764
  Other assets and deferred charges                                                                       230
                                                                                           -------------------
TOTAL ASSETS                                                                               $           13,392
                                                                                           ===================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                                         $            1,825
  Accrued payroll and other liabilities                                                                   691
  Taxes other than income taxes                                                                           306
                                                                                           -------------------
TOTAL CURRENT LIABILITIES                                                                               2,822

  Debtor-in-possession credit facility                                                                    575
  Capital lease obligations                                                                               660
  Other long-term liabilities                                                                             209
                                                                                           -------------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                                             4,266

LIABILITIES SUBJECT TO COMPROMISE                                                                       7,128

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart                                                                 874
Common stock, $1 par value, 1,500,000,000 shares authorized;
  503,458,279 shares issued                                                                               503
Capital in excess of par value                                                                          1,709
Accumulated deficit                                                                                    (1,088)
                                                                                           -------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                 $           13,392
                                                                                           ===================


Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                     $            3,324
Accounts payable                                                                                        2,262
Closed store reserves                                                                                     705
General liability and workers compensation                                                                261
Other liabilities                                                                                         234
Pension obligation                                                                                        180
Taxes payable                                                                                             162
                                                                                           -------------------
                                                                                           $            7,128
                                                                                           ===================

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                         FIVE-WEEK             THIRTY-NINE-WEEK
                                                                                        PERIOD ENDED             PERIOD ENDED
                                                                                        OCTOBER 30,              OCTOBER 30,
                                                                                            2002                     2002
                                                                                      -----------------        -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                              $            (65)        $         (2,118)

Adjustments to reconcile net loss to net cash used for operating activities:
     Discontinued operations, net                                                                    6                      (37)
     Restructuring, impairments and other charges                                                   (6)                     821
     Reorganization items, net                                                                     (26)                     278
     Depreciation and amortization                                                                  73                      558
     Equity income in unconsolidated subsidiaries                                                   (3)                     (27)
Dividends received from Meldisco                                                                     -                       45
Changes in:
     Inventory                                                                                    (502)                  (1,202)
     Accounts payable                                                                              161                      859
     Deferred taxes and other taxes payable                                                        (13)                     (23)
     Other assets                                                                                  (49)                      66
     Other liabilities                                                                              25                      252
Cash used for store closings and other charges                                                      (6)                    (147)
                                                                                      -----------------        -----------------
NET CASH USED FOR OPERATING ACTIVITIES                                                            (405)                    (675)
                                                                                      -----------------        -----------------

NET CASH USED FOR REORGANIZATION ITEMS                                                             (44)                    (113)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                                               (37)                    (206)
                                                                                      -----------------        -----------------
NET CASH USED FOR INVESTING ACTIVITIES                                                             (37)                    (206)
                                                                                      -----------------        -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                                                    (2)                     (22)
Proceeds from DIP facility                                                                         540                      245
Debt issuance costs                                                                                  -                      (36)
Payments on capital lease obligations                                                               (7)                     (57)
                                                                                      -----------------        -----------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                          531                      130
                                                                                      -----------------        -----------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                             45                     (864)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                     336                    1,245
                                                                                      -----------------        -----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                              $            381                      381
                                                                                      =================        =================

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ millions)

                                                                    FIVE-WEEK
                                                                   PERIOD ENDED
                                                                    OCTOBER 30,
                                                                     2002
                                                                 -------------
   Cash Receipts:
     Store                                                       $      2,670
     Other                                                                224
                                                                 -------------

     CASH INFLOWS                                                       2,894
                                                                 -------------

   Cash Disbursements:
     Accounts payable                                                   2,429
     Fleming                                                              419
     Payroll and benefits                                                 429
     Taxes                                                                 96
     Rent                                                                  16
                                                                 -------------

     CASH OUTFLOWS                                                      3,389
                                                                 -------------

       TOTAL CASH FLOWS BEFORE BORROWINGS                                (495)
                                                                 -------------

   DIP Facility Borrowings                                                540
                                                                 -------------

         NET CASH INFLOWS                                        $         45
                                                                 =============

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------


                                                              FOR THE PERIOD JANUARY 22, 2002 THROUGH OCTOBER 30, 2002
                                                ----------------------------------------------------------------------------------
                                                   BILLED
NAME                                              AMOUNT*        PAID          UNPAID      HOLDBACK        ACCRUED**     TOTAL
----                                             --------        -----         -------     ---------       ----------    -----
Abacus Advisory and Consulting Corporation, LLC   $2,681,316    $2,681,316   $         -  $        -  $         -       $2,681,316

Dewey Ballantine***                                  333,797             -       333,797      31,639            -          333,797

DKW/ Miller Buckfire & Lewis                       2,157,406     1,820,847       336,559     112,500            -        2,157,406

DJM                                                1,001,076     1,001,076             -           -            -        1,001,076

Erwin Katz                                            33,251        16,677        16,574       3,166            -           33,251

Ernst & Young, Corporate Finance LLC               1,204,238     1,204,238             -           -            -        1,204,238

FTI Policano & Manzo                               4,017,930     3,181,219       836,711     263,570            -        4,017,930

Goldberg, Kohn, Bell                                 521,097       320,143       200,954      46,590            -          521,097

Jones, Day, Reavis & Pogue                         2,130,022     1,295,615       834,407     116,458            -        2,130,022

Jones Day Committee Member Expenses                   33,056        32,096           960           -            -           33,056

KPMG, LLP                                          3,240,922     2,642,743       598,179     173,780            -        3,240,922

Morgan, Lewis & Bockius LLP                          641,927       535,796       106,131           -            -          641,927

Otterbourg, Steindler, Houston & Rosen, PC         3,176,858     2,635,252       541,606     187,177            -        3,176,858

Otterbourg Committee Member Expenses                  72,641        63,962         8,679           -            -           72,641

PricewaterhouseCoopers LLP                         8,449,354     8,264,250       185,104     185,104            -        8,449,354

Rockwood Gemini Advisors                           1,638,994     1,064,277       574,717      90,000            -        1,638,994

Saybrook Capital                                     696,101       466,969       229,132      66,000            -          696,101

Skadden, Arps, Slate, Meagher & Flom (Illinois)   28,329,591    10,647,039    17,682,552   1,565,213            -       28,329,591

Traub, Bonacquist & Fox                              724,442       460,733       263,709      66,633            -          724,442

Traub Committee Member Expenses                       36,048        21,595        14,453           -            -           36,048

Trumbull Services                                  3,700,245     3,700,245             -           -            -        3,700,245

U.S. Trustee                                         356,500       356,500             -           -            -          356,500

Winston & Strawn                                     617,694       532,369        85,325      27,653            -          617,694

Accrued                                                    -             -             -           -   13,638,737       13,638,737
                                                ------------- ------------- ------------- ----------- ------------ ----------------

TOTAL                                            $65,794,506   $42,944,957   $22,849,549  $2,935,483  $13,638,737      $79,433,243
                                                ============= ============= ============= =========== ============ ================


* Billed amounts include fees and expenses
** Accrued amount reflects services provided, but not yet billed.
*** Dewey Ballantine has turned in a Second Fee Review Application, fees and expenses may be covered by an insurance policy.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements.

2. As part of the review and preparation of our Quarterly Report on Form 10-Q for the 13 and 39 week periods ended October 30, 2002, certain adjustments were identified as out-of-period adjustments that were not previously identified and other adjustments were previously identified and described in Kmart Corporation's ("Kmart," "we" "our" or "the Company") second quarter report on Form 10-Q, filed with the Securities and Exchange Commission on September 16, 2002. Upon review of the aggregate impact of the new, as well as the previously disclosed and recorded adjustments, Kmart concluded that restating our financial statements for the prior periods was appropriate because the aggregate adjustment was material to the current estimate of our 2002 fiscal year results.


         The impact of the restatements was to decrease our net loss for the previously reported eight monthly fiscal periods ended September 25, 2002 by $76 million and to increase the reported loss or decrease reported income for prior fiscal years. The adjustments related to:


     a) An understatement of historical accruals for leases with varying rent payments and a related understatement of historical rent expense. This adjustment resulted in a $2 million decrease in our net loss for the previously reported eight months;

     b) A software programming error in Kmart's accounts payable system that resulted in some paid invoices awaiting a store report of delivery not being appropriately treated in our financial statements. This error was restricted to a single vendor with unique billing arrangements and resulted in a $26 million increase in our net loss for the previously reported eight-months;

     c) Adjustments, as previously disclosed in the MOR for the five-week period ended July 31, 2002, for certain costs formerly capitalized into inventory. Inventory included amounts added for internal purposes to analyze gross margin on a comparable basis across all business units and to optimize purchasing decisions. These amounts are commonly referred to in the retail industry as "inventory loads," and should have been eliminated for external reporting purposes to the extent the related inventory remained unsold at the end of the period. This adjustment resulted in a $57 million decrease in our net loss for the previously reported eight-months; and

     d) The premature recording, as previously disclosed in the MOR for the five-week period ended July 31, 2002, of vendor allowance transactions in fiscal year 2000 and prior fiscal years. This adjustment resulted in a $9 million decrease in our net loss for the previously reported eight months.

     In addition, given the restatement for the items noted above, Kmart has also adjusted previously reported financial results for miscellaneous immaterial items that were identified and previously recorded in the ordinary course of business to record them in their appropriate fiscal period. For the eight month period ended September 27, 2002 these adjustments resulted in a $34 million decrease in our previously reported net loss.

     We have included in this report the Statements of Operations and of Cash Flows for the current month as well for the nine month period ended October 30, 2002. The year-to-date financial statements include the cumulative effect of the restatements discussed above. We will file an amended Annual Report on Form 10-K/A for the 2001 fiscal year and Quarterly Reports on Form 10-Q/A for the first two quarters of the 2002 fiscal year as soon as practicable. The results included in the current MOR represent results after taking into effect the restatement for these items.

3. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation, amortization and other charges), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. As of October 30, 2002 the Company had $575 million of borrowings outstanding and had utilized $332 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)

          DIP Credit Facility capacity                           $2,000
          5% Holdback                                              (100)
          DIP loans outstanding                                    (575)
          Letters of credit outstanding                            (332)
                                                               -----------

          Total Available as of October 30, 2002                   $993
                                                               -----------


4. Comparable store sales for the four-week period ended October 30, 2002 were 3.9% lower than the same period last year.

5. Discontinued operations, net of $6 million primarily relates to adjustments to our estimated allowable claims for lease obligations.

6. Reorganization items, net, of $26 million includes a non-cash credit of $21 million related to the settlement of pre-petition liabilities, and $18 million of lease auction income. The income is partially offset by $9 million of expense for stay bonuses previously approved by the Court, $2 million of professional fees and $2 million of other reorganization expenses.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. Cash used for operating activities and the increase in borrowings from the DIP Credit Facility primarily reflects a planned increase in inventory purchases in anticipation of the holiday season. Included in cash used for reorganization activities is cash paid under the Key Employee Retention Plan of $53 million.

8. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2002. The tax benefit of $8 million in the current month relates to a $14 million benefit for a special provision of the Internal Revenue Code that allows a 10-year carryback of certain tax losses partially offset by $6 million of income taxes paid to foreign jurisdictions. We filed the carryback claim in conjunction with the filing of our corporate income tax return in October 2002.

9. Cash Receipts and Disbursements for the five-week period ended October 30, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474


                        For Month Ending October 30, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.

KMART CORPORATION
CAUTIONARY STATEMENT
--------------------------------------------------------------------------------

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the ability of our vendors to obtain satisfactory credit terms from factors and other financing sources; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended January 30, 2002 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Kmart disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could also result in holders of Kmart common stock receiving no distribution on account of their interests and cancellation of their interests. Holders of Kmart common stock should assume that they could receive little or no value as part of a plan of reorganization. In light of the foregoing, the company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.